CONSOLIDATED STATEMENTS OF OPERATIONS (Parenthetical) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
Cost of Revenue
Share-based compensation expense	$ 2,464	$ 254	$ 129
Research and Development
Share-based compensation expense	10,918	635	4,117
Sales and Marketing
Share-based compensation expense	10,680	1,210	1,313
General and Administrative
Share-based compensation expense	$ 8,077	$ 2,755	$ 4,081